UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  MAY 19, 2005


                               SEALIFE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-13895                   34-1444240
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


     5601 W. SLAUSON AVE., CULVER CITY, CALIFORNIA                 90293
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (310) 338-9757

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 8.01   OTHER EVENTS.

         On May 19, 2005, SeaLife Corporation received a purchase order for SeaLife 1000 XP and other third party coatings in the amount of approximately $58,000 from General Maritime Corporation. General Maritime Corporation is a provider of international seaborne crude oil transportation services. It is anticipated that the coatings will be shipped within the next two months and applied to one of General Maritime Corporation's tanker vessels.


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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 23, 2005                     SEALIFE CORPORATION


                                  /S/ ROBERT A. MCCASLIN
                                 -----------------------------------------------
                                 Robert A. McCaslin, Chief Executive Officer and Chief Financial Officer


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